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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


    DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 22, 2005


                                CENVEO, INC.
           ------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)



           Colorado                     1-12551              84-1250533
   --------------------------        --------------      ---------------------
    (State of Incorporation)          (Commission           (IRS Employer
                                      File Number)        Identification No.)


8310 S. Valley Highway #400 Englewood, CO                      80112
------------------------------------------                  -----------
(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code: (303) 790-8023


                               Not Applicable
        ------------------------------------------------------------
        Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02    DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
             DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On September 22, 2005, Cenveo, Inc. (the "Company") appointed Michael W. (Max) Harris, a member of its board of directors, as Vice Chairman and as President, Commercial Print and Thomas W. Oliva, also a member of its board of directors, as Vice Chairman and as President, Envelope and Resale.

         Mr. Harris, who is 50, was the co-founder of Optical Experts Manufacturing, Inc., an optical disc manufacturing company in Charlotte, North Carolina, in March 2001. He served as its Chairman and CEO from that date until September 2005. Mr. Harris has been a director of Ad-Plex Rhodes, a retail printing company, since January 2002, and has been its Chairman since February 2003. From 1973 until 2001, Mr. Harris served in a variety of roles at World Color Press, Inc., where he served as Executive Vice-President of Manufacturing from 1991 until March 1995. From March 1995 until October 1998, he served as the President of World Color's Manufacturing Operations, and he served as President of World Color's Retail Group from October 1998 until March 2001.

         Mr. Oliva, who is 47, was the President and Chief Operating Officer of Moore Wallace Inc., a commercial printing company, from December 2002 until January 2004. From June 2002 until December 2002, he was the Group President of the outsourcing division of Moore Corporation Limited (Moore Corporation Limited acquired Wallace Computer Services, Inc. and changed its name to Moore Wallace Inc. during 2003). From December 2000 until December 2002, he was the Group President of the Forms and Labels Division of Moore Corporation Limited. From January 2000 until May 2000, Mr. Oliva was the Group President for the Gravure Catalog and Magazine Division of World Color.


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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 27, 2005

                                   CENVEO, INC.


                                   By: /s/ Mark Zoeller
                                       -------------------------------
                                            Mark Zoeller
                                            Vice President, General Counsel
                                             and Chief Legal Officer





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